EXHIBIT 10.7.1

                          THIRD AMENDMENT AND WAIVER

      THIS THIRD AMENDMENT AND WAIVER dated as of March 30, 1999 (this "Amendment") amends the Credit Agreement dated as of October 7, 1998 (as previously amended, the "Credit Agreement") among Synagro Technologies, Inc. (the "Company"), various financial institutions (the "Banks") and Bank of America National Trust and Savings Association, as Agent (in such capacity, the "Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

      WHEREAS, the Company, the Banks and the Agent have entered into the Credit Agreement; and

      WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth below:

      1.1 AMENDMENT TO DEFINITION. The definition of "Interest Coverage Computation Period" in Section 1.1 is amended in its entirety to read as follows:

            INTEREST COVERAGE COMPUTATION PERIOD means each of the following periods: (a) the period of four consecutive months ending January 31, 1999; (b) the period of five consecutive months ending February 28, 1999;
      (c) the period of six consecutive months ending March 31, 1999; (d) the period of seven consecutive months April 30, 1999; (e) the period of eight consecutive months ending May 31, 1999; (f) the period of nine consecutive months ending June 30, 1999; (g) the period of ten consecutive months ending July 31, 1999; (h) the period of eleven consecutive months ending August 31, 1999; (i) the period of twelve consecutive months ending September 30, 1999; (j) the period of twelve consecutive months ending October 31, 1999; (k) the period of twelve consecutive months ending November 30, 1999; (l) the period of twelve consecutive months ending December 31, 1999; and (m) each period of four consecutive Fiscal Quarters ending on the last day of a Fiscal Quarter on or after March 31, 2000.

      1.2 AMENDMENT OF SECTION 10.6.1. Section 10.6.1 is amended by (i) deleting the amount "$30,700,000" in clause (a) and substituting "$32,000,000" therefor;
(ii) deleting the date "December 31, 1998" in clause (b) and substituting "March 31, 1999" therefor; and (iii) deleting the words "the Effective Date" in clause
(c) and substituting "January 31, 1999" therefor.

      1.3 AMENDMENT OF SECTION 10.6.2. Section 10.6.2 is amended by deleting the chart therein and substituting the following chart therefor:

          INTEREST COVERAGE
             COMPUTATION                                INTEREST
            PERIOD ENDING:                            COVERAGE RATIO
          ----------------------------------------------------------
            1/31/99                                     1.30 to 1.0
            2/28/99                                     1.00 to 1.0
            3/31/99                                     0.65 to 1.0
            4/30/99                                     1.15 to 1.0
            5/31/99                                     1.25 to 1.0
            6/30/99                                     1.50 to 1.0
            7/31/99, 8/31/99 & 9/30/99                  1.60 to 1.0
            10/31/99, 11/30/99 & 12/31/99               1.85 to 1.0
            3/31/00 and thereafter                      2.10 to 1.0.

      1.4 AMENDMENT OF SECTION 10.6.3. Section 10.6.3 is amended by deleting the chart therein and substituting the following chart therefor:

             COMPUTATION                              FUNDED DEBT TO
            PERIOD ENDING:                             EBITDA RATIO
            -------------                              ------------
      3/30/99 through 6/30/99                           4.25 to 1.0
      9/30/99                                           4.00 to 1.0
      12/31/99 and thereafter                           3.75 to 1.0.

      1.5 AMENDMENT OF SECTION 10.6.4. Section 10.6.4 is amended by deleting the chart therein and substituting the following chart therefor:

                                                       SENIOR FUNDED
             COMPUTATION                                  DEBT TO
            PERIOD ENDING:                             EBITDA RATIO
            -------------                              ------------
      9/30/98 through 6/30/99                           3.50 to 1.0
      9/30/99 and thereafter                            3.25 to 1.0.

      1.6 AMENDMENT OF PRICING SCHEDULE. Schedule 1.1 to the Credit Agreement is amended to read in its entirety as set forth on Schedule 1.1 to this Amendment.

      1.7 AMENDMENT OF COMPLIANCE CERTIFICATES. Exhibits B-1 and B-2 to the Credit Agreement are amended to read in their entirety as set forth on Exhibits B-1 and B-2 to this Amendment.

      SECTION 2 WAIVER. The Required Banks hereby waive any Event of Default or Unmatured Event of Default under Section 10.6.1 or 10.6.2 of the Credit Agreement for any period prior to March 31, 1999.

      SECTION 3 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Banks that, after giving effect to the effectiveness hereof, (a) each warranty set forth in Section 9 (excluding Sections 9.6 and 9.8) of the Credit Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Company, with the same effect as if made on such date, and (b) no Event of Default or Unmatured Event of Default exists.

      SECTION 4 EFFECTIVENESS. The amendments set forth in SECTION 1 above shall become effective on such date (the "AMENDMENT EFFECTIVE DATE") when the Agent shall have received (a) counterparts of this Amendment executed by the Company and the Required Banks, (b) copies, certified by the Secretary or an Assistant Secretary of the Company, as to resolutions of the Board of Directors of the Company authorizing the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby, (c) an opinion of counsel to the Company in form and substance satisfactory to the Agent and (d) a confirmation in the form of ATTACHMENT A hereto signed by the Company and each Guarantor.

      SECTION 5 MISCELLANEOUS.

      5.1 CONTINUING EFFECTIVENESS, ETC. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

      5.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

      5.3 GOVERNING LAW. This Amendment shall be a contract made under and governed by the laws of the State of

Illinois applicable to contracts made and to be performed entirely within such state.

      5.4 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon the Company, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Agent and the respective successors and assigns of the Banks and the Agent.

      Delivered at Chicago, Illinois, as of the day and year first above written.


                                    SYNAGRO TECHNOLOGIES, INC.


                                    By
                                      Title


                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as Agent


                                    By
                                      Title


                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVING ASSOCIATION, as Issuing Bank
                                    and as a Bank


                                    By
                                      Title


                                    UNION BANK OF CALIFORNIA, N.A., as
                                    a Bank


                                    By
                                      Title

                                 SCHEDULE 1.1

                               PRICING SCHEDULE
                                  AS AMENDED
                            (Effective April 1, 1999)

      The Base Rate Margin, the Eurodollar Margin, the Non-Use Fee Rate and the LC Fee Rate for Financial Letters of Credit and Non-Financial Letters of Credit, respectively, shall be determined in accordance with the table below and the other provisions of this SCHEDULE 1.1.


                      LEVEL       Level      Level       Level      Level
                        I          II         III         IV          V
Rate for
Non-Use Fee             0.350%      0.350%     0.400%      0.450%     0.500%
Eurodollar Margin       1.750%      2.000%     2.250%      2.500%     2.750%
Base Rate Margin             0      0.125%     0.125%      0.250%     0.375%
LC Rate for
Non-Financial
Letters of Credit       0.875%      1.000%     1.125%      1.250%     1.375%
LC Rate for
Financial Letters
of Credit               1.750%      2.000%     2.250%      2.500%     2.750%
------------------- ---------- ----------- ---------- ----------- ----------

      LEVEL I applies when the Funded Debt to EBITDA Ratio is less than 2.0 to 1.

      LEVEL II applies when the Funded Debt to EBITDA Ratio is equal to or greater than 2.0 to 1 but less than 2.5 to 1.

      LEVEL III applies when the Funded Debt to EBITDA Ratio is equal to or greater than 2.5 to 1 but less than 3.0 to 1.

      LEVEL IV applies when the Funded Debt to EBITDA Ratio is equal to or greater than 3.0 to 1 but less than 3.5 to 1.

      LEVEL V applies when the Funded Debt to EBITDA Ratio is equal to or greater than 3.5 to 1.

      This Pricing Schedule shall be effective on April 1, 1999 (replacing the existing Pricing Schedule on such date) and on such date the applicable Level shall be Level V. The applicable

Level shall be adjusted, to the extent applicable, 45 days (or, in the case of the last Fiscal Quarter of any Fiscal Year, 90 days) after the end of each Fiscal Quarter beginning with the Fiscal Quarter ending June 30, 1999, based on the Funded Debt to EBITDA Ratio as of the last day of such Fiscal Quarter; PROVIDED that if the Company fails to deliver the financial statements required by SECTION 10.1.1 or 10.1.2, as applicable, and the related certificate required by SECTION 10.1.3 by the 45th day (or, if applicable, the 90th day) after any Fiscal Quarter, Level V shall apply until such financial statements are delivered.

                                   EXHIBIT B-1

                          SYNAGRO TECHNOLOGIES, INC.
                       FINANCIAL COMPLIANCE CERTIFICATE
            FOR PERIOD ENDED _____________ (the "COMPUTATION DATE")


To:   Bank of America National Trust
        and Savings Association, as Agent

      Reference is made to Section 10.1.4(a) of the Credit Agreement dated as of October 7, 1998 (as amended or otherwise modified from time to time, the "CREDIT AGREEMENT") among Synagro Technologies, Inc. (the "COMPANY"), various financial institutions and Bank of America National Trust and Savings Association, as Agent for the Banks. Capitalized terms used but not otherwise defined herein are used as defined in the Credit Agreement.

      The Company hereby certifies and warrants to you that the following is a true and correct computations of the Minimum Interest Coverage ratio set forth in Section 10.6.2 of the Credit Agreement:


10.6.2 MINIMUM INTEREST
COVERAGE
Consolidated Net Income                  $___________

Plus:  Interest Expense                  $___________
       taxes                             $___________
       amortization                      $___________
Earnings before interest,                $_________(x)
taxes and amortization
Interest Expense                         __________(y)
Ratio of (x) to (y)                                          ____ to ____
Minimum Required
1/31/99                                                      1.30 to 1.0
2/28/99                                                      1.00 to 1.0
3/31/99                                                      0.65 to 1.0
4/30/99                                                      1.15 to 1.0
5/31/99                                                      1.25 to 1.0
6/30/99                                                      1.50 to 1.0
7/31/99, 8/31/99 & 9/30/99                                   1.60 to 1.0
10/31/99, 11/30/99 & 12/31/99                                1.85 to 1.0
3/31/00 and thereafter:                                      2.10 to 1.0
======================================== =================== ===================

      The Company further certifies to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.


      IN WITNESS WHEREOF, the Company has caused this Certificate to be executed and delivered by its duly authorized officer this ____ day of _________, ____.


                                          SYNAGRO TECHNOLOGIES, INC.


                                          By_________________________
                                          Title______________________

                                   EXHIBIT B-2

                          SYNAGRO TECHNOLOGIES, INC.
                       FINANCIAL COMPLIANCE CERTIFICATE
            FOR PERIOD ENDED _____________ (the "COMPUTATION DATE")


To:   Bank of America National Trust
        and Savings Association, as Agent

      Reference is made to Section 10.1.4(b) of the Credit Agreement dated as of October 7, 1998 (as amended or otherwise modified from time to time, the "CREDIT AGREEMENT") among Synagro Technologies, Inc. (the "COMPANY"), various financial institutions and Bank of America National Trust and Savings Association, as Agent for the Banks. Capitalized terms used but not otherwise defined herein are used as defined in the Credit Agreement.

      The Company hereby certifies and warrants to you that the following are true and correct computations of the financial ratios and restrictions set forth in Section 10.6 of the Credit Agreement:



10.6.1 MINIMUM NET WORTH
Initial minimum:                         $32,000,000

Plus:  75% of the sum of
       Consolidated Net
       Income for each
       Fiscal Quarter
       (excluding any Fiscal
       Quarter in which there
       is a loss) from and
       after January 31,
       1999 to the Computation
       Date                              $___________

Plus: 100% of net proceeds of
      any equity issued by
      the Company or any of
      its Subsidiaries after
      January 31, 1999                   $___________
Total (Minimum Required)                                     $___________
Actual Net Worth                                             $___________

10.6.2 MINIMUM INTEREST
COVERAGE
Consolidated Net Income                  $___________

Plus:  Interest Expense                  $___________
       taxes                             $___________
       amortization                      $___________
Earnings before interest,                $_________(x)
taxes and amortization
Interest Expense                         __________(y)
Ratio of (x) to (y)                                          ____ to ____
Minimum Required
1/31/99                                                      1.30 to 1.0
2/28/99                                                      1.00 to 1.0
3/31/99                                                      0.65 to 1.0
4/30/99                                                      1.15 to 1.0
5/31/99                                                      1.25 to 1.0
6/30/99                                                      1.50 to 1.0
7/31/99, 8/31/99 & 9/30/99                                   1.60 to 1.0
10/31/99, 11/30/99 & 12/31/99                                1.85 to 1.0
3/31/00 and thereafter:                                      2.10 to 1.0

10.6.3 FUNDED DEBT TO EBITDA
RATIO
Funded Debt                                                  $_________(x)
Consolidated1/ Net Income                $___________
            -
Plus:  Interest Expense                  $___________
       Income tax expense                $___________
       Depreciation and
        amortization                     $___________
Plus:  Add-back2/                        $___________
Total3/                                                      $_________(a)

--------
1/Excluding Recyc, Inc.
2/For the Computation Periods ending 9/30/98 and 12/31/98, $900,000; for the Computation Period ending 3/31/99, $600,000; and for the Computation Period ending 6/30/99, $300,000.
3/For the Computation Period ending 9/30/98, multiply the total by 1.33.

Recyc Net Income                         $___________
Plus4/: Interest Expense                 $___________
       Income tax expense                $___________
       Depreciation and
        amortization                     $___________
Total (Recyc EBITDA)5/                                       $_________ (b)
Lesser of (b) and $1,983,000                                 $_________ (c)
EBITDA6/                                                     $_________ (y)
Ratio of (x) to (y)                                          ____ to ____
Maximum allowed
     3/30/99 thru 6/30/99:                                   4.25 to 1.0
     9/30/99                                                 4.00 to 1.0
     12/31/99 and thereafter:                                3.75 to 1.0

10.6.4 SENIOR FUNDED DEBT TO
EBITDA RATIO
Funded Debt
Minus: Debt described in                 $___________
        Section 10.7(b)                  $___________
Total                                                        $_________(x)
Consolidated7/ Net Income                $___________
            -
Plus:  Interest Expense                  $___________
       Income tax expense                $___________
       Depreciation and
        amortization                     $___________
Plus:  Add-back8/                        $___________
Total9/                                                      $_________(a)

--------
4/To the extent deducted in determining Recyc Net Income.
5/For the two months ending 9/30/98, the five months ending 12/31/98, the eight months ending 3/31/99, and the eleven months ending 6/30/99, multiply the total by 6, 2.4, 1.5, and 1.09, respectively. 6/For the Computation Periods ending 9/30/98 and 12/31/98, the sum of (a) plus (c); for Computation Periods ending thereafter, the sum of (a) plus (b). 7/Excluding Recyc, Inc. 8/For the Computation Periods ending 9/30/98 and 12/31/98, $900,000; for the Computation Period ending 3/31/99, $600,000; and for the Computation Period ending 6/30/99, $300,000. 9/For the Computation Period ending 9/30/98, multiply the total by 1.33.

Recyc Net Income                         $___________
Plus10/: Interest Expense                $___________
       Income tax expense                $___________
       Depreciation and
        amortization                     $___________
Total (Recyc EBITDA)11/                                      $_________ (b)
Lesser of (b) and $1,983,000                                 $_________ (c)
EBITDA12/                                                    $_________ (y)
Ratio of (x) to (y)                                          ____ to ____
Maximum allowed
     9/30/98 thru 6/30/99:                                   3.50 to 1.0
     9/30/99 and thereafter:                                 3.25 to 1.0

---------------------------------------- ------------------- -------------------
10.6.5 DEBT TO CAPITALIZATION
RATIO
---------------------------------------- ------------------- -------------------
Funded Debt                                                  $_________(x)
---------------------------------------- ------------------- -------------------
Sum of (x) PLUS Net Worth                                    $_________(y)
---------------------------------------- ------------------- -------------------
Ratio of (x) to (y)                                          ____ to ____
---------------------------------------- ------------------- -------------------
Maximum allowed
     9/30/98 thru 12/31/98:                                          60%
     3/31/99 thru 12/31/99:                                          55%
     3/31/00 and thereafter:                                         50%

10.6.6 CAPITAL EXPENDITURES Aggregate amount of all Capital Expenditures made by the Company and its Subsidiaries in the preceding
Fiscal Year                                                  $__________(x)
---------------------------------------- ------------------- -------------------

--------
10/To the extent deducted in determining Recyc Net Income.
11/For the two months ending 9/30/98, the five months ending 12/31/98, the eight months ending 3/31/99, and the eleven months ending 6/30/99, multiply the total by 6, 2.4, 1.5, and 1.09, respectively. 12/For the Computation Periods ending 9/30/98 and 12/31/98, the sum of (a) plus (c); for Computation Periods ending thereafter, the sum of (a) plus (b).

---------------------------------------- ------------------- -------------------
Depreciation and amortization
of the Company and its
Subsidiaries in the preceding
Fiscal Year                              $_________(a)
---------------------------------------- ------------------- -------------------
Product of (a) TIMES 1.5                                     $__________(y)
---------------------------------------- ------------------- -------------------
Sum of (y) MINUS (x) (must be
equal to or greater than zero)                               $__________
======================================== =================== ===================


      The Company further certifies to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.


      IN WITNESS WHEREOF, the Company has caused this Certificate to be executed and delivered by its duly authorized officer this ____ day of _________, ____.


                                          SYNAGRO TECHNOLOGIES, INC.


                                          By_________________________
                                          Title______________________